UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

Commission file number: 1-03319

Quad M Solutions, Inc.

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

122 Dickinson Avenue, Toms River, NJ	08753
(Address of Registrant’s Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (732) 423-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes In Registrant’s Certifying Accountant

Previous Independent Accountants

On July 22, 2019, Quad M Solutions, Inc. , f/k/a Mineral Mountain Mining & Milling Company (the “Company” or “Registrant”) filed a Form 8-K reporting the appointment on July 19, 2019, Slack & Co. CPAS (“Slack & Co.”), Certified Public Accountants to audit the Company’s financial statements for the year ended September 30, 2019 and review the interim quarterly financial statements for the period ended June 30, 2019.

On August 14, 2019, the Company received a letter from Slack & Co. (the “Withdrawal Letter”) informing them that, due to licensure restrictions as of the date of this letter, that Slack & Co. is/was precluded from being able to complete the work described above nor perform any work associated with these engagements (in-fact). A copy of the Withdrawal Letter, which stated that “there have been no disagreements between Slack & Co. and the Company on any matters including accounting principles or practices, financial statement disclosures, and/or audit scope or procedure,” is attached hereto as Exhibit 16.2.

The Company has provided Slack & Co. with a copy of the disclosure made in response to this Item 4.01 and have requested that that Slack & Co. provide a letter addressed to the Securities and Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Slack & Co. has provided the letter, a copy of which is attached hereto as Exhibit 16.3.

New Independent Accountants

On August 14, 2019, BF Borgers CPA PC (“BF Borgers”), Certified Public Accountants with offices in Lakewood, CO, were appointed by the Company to audit our financial statements for the year ended September 30, 2019 and review the interim quarterly financial statements for the period ended June 30, 2019. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted BF Borgers regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of the Company’s consolidated financial statements, nor has BF Borgers provided to the Company a written report or oral advice regarding such principles or audit opinion.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
16.2	Letter from Slack & Co. CPAS dated August 14, 2019, filed herewith.
16.3	Letter from Slack & Co. CPAS dated August 16, 2019, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quad M Solutions, Inc.

Dated: August 16, 2019	By:	/s/ Pat Dileo
	Name:	Pat Dileo
	Title:	Chief Executive Officer (Principal Executive Officer)

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